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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 1997


                               IMNET SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-26306                 39-1730068
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



  3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia      30202
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  (Address of principal executive offices)                          (Zip code)


                                 (770) 521-5600
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              (Registrant's telephone number, including area code)



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              (Former name, former address and former fiscal year,
                          if changed since last report)




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ITEM 5. OTHER EVENTS.

         On September 30, 1996, IMNET Systems, Inc. and subsidiaries (the Company) consummated the acquisition of Hunter International, Inc. ("Hunter") in a transaction accounted for as a pooling-of-interests. The Company has undertaken to file a Form S-3 to register shares of its Common Stock owned by several stockholders. In accordance with SEC requirements, the Company is providing selected financial data, management's discussion and analysis of financial condition and results of operations, and consolidated financial statements which give effect to the acquisition of Hunter. These consolidated financial statements supersede the historical consolidated financial statements of IMNET Systems, Inc. and subsidiaries included in its annual report on Form 10-K.

         The financial information referenced above is set forth as summarized in the following index:

Financial Information:

Selected Financial Data.....................................................SF-A
Management's Discussion and Analysis of Financial Condition
     and Results of Operations.............................................SMD&A
Consolidated Financial Statements............................................SF




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

           Exhibit
           Number          Description

            11.1           Computation of Per Share Earnings
            23.1           Consent of KPMG Peat Marwick LLP
            99.1           Selected Financial Data
            99.2           Management's Discussion and Analysis of Financial
                               Condition and Results of Operations
            99.3           Consolidated Financial Statements



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMNET SYSTEMS, INC.



Dated: May 15, 1997         By: /s/ Raymond L. Brown
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                                    Raymond L. Brown
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




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